EXHIBIT 99(a)

              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER

              AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND

                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Joe R. Lee, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Darden Restaurants, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the fiscal year ended May 26, 2002, of Darden Restaurants, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Darden Restaurants, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


 /s/ Joe R. Lee                             Subscribed and sworn to before me
-----------------
Signature                                   this 19th day of August 2002.
Joe R. Lee
Chairman and Chief Executive Officer        /s/ Theresa M. Tralongo
                                            ------------------------
Darden Restaurants, Inc.                    Notary Public - Theresa M. Tralongo
August 19, 2002                             State of Florida/County of Orange
                                            My Commission Expires: 5/30/05